Exhibit 99.1

Virgin Galactic Reschedules First Quarter 2021 Financial Results and Conference Call In Response to Recent SEC Guidance Relating to Warrants Issued by SPACs

LAS CRUCES, N.M.--(BUSINESS WIRE) -- Virgin Galactic Holdings, Inc. (NYSE: SPCE) (the “Company”), a vertically integrated aerospace and space travel company, announced today that it has rescheduled the reporting of its financial results for the first quarter 2021 to following the close of the U.S. markets on Monday, May 10, 2021. Virgin Galactic will now host a conference call to discuss the results and provide a business update that day at 2:00 p.m., Pacific Time (5:00 p.m., Eastern Time). The Company is rescheduling its reporting due to the recent statement issued by the Securities and Exchange Commission (the “SEC”) on April 12, 2021 relating to the accounting treatment of warrants issued by special purpose acquisition companies (the “SEC Statement”).

The Company today reported in a Current Report on Form 8-K that, following its review of the SEC Statement and consulting with its advisors, the Company will restate its consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The restatement is due solely to the accounting treatment for the warrants of Social Capital Hedosophia Holdings Corp. that were outstanding at the time of the Company’s business combination on October 25, 2019. The Company expects to file the restated financials prior to the new conference call date and estimates that it will recognize incremental non-operating, non-cash expense for each of the fiscal years ended December 31, 2020 and December 31, 2019. The Company does not anticipate that the restatement will impact its previously communicated non-GAAP financial metrics, including Adjusted EBITDA and free cash flow.

As of today, approximately 2.7 million warrants remain outstanding, which represents less than 10% of the warrants originally issued.

As previously communicated, Virgin Galactic is targeting its next rocket-powered spaceflight from Spaceport America to take place in May.

A live webcast and replay of the conference call will be available on the Company’s Investor Relations website at investors.virgingalactic.com.

About Virgin Galactic Holdings

Virgin Galactic Holdings, Inc. is a vertically integrated aerospace and space travel company, pioneering human spaceflight for private individuals and researchers, as well as a manufacturer of advanced air and space vehicles. It is developing a spaceflight system designed to offer customers a unique and transformative experience. You can find more information at https://www.virgingalactic.com/.

For media inquiries:
Aleanna Crane - Vice President Communications
Virgingalacticpress@virgingalactic.com
+44 [0] 7395604549

For Investor Relations inquiries:
Seth Zaslow - Vice President Investor Relations
seth.zaslow@virgingalactic.com
714 732 4780

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to the Company, including statements regarding the expected impact of the restatement of the Company’s financial statements on its 2020 financial results and the timing of filing of its 10-K/A. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at www.virgingalactic.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Financial Disclosure Advisory

The Company’s independent registered public accounting firm, KPMG LLP, has not audited or reviewed the estimates contained in this press release regarding the impact of the restatement on the Company’s historical financial results. All estimates contained in this press release are subject to change, possibly materially, as management completes the Form 10-K/A and the Company’s independent registered public accounting firm completes its audit of the Company’s restated financial statements.